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                                                                    EXHIBIT 99.4



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report on Form 10-Q of Consumers Financial Corporation (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald J. Hommel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, information and belief:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date   November 18, 2002                By /S/   Donald J. Hommel
                                           -------------------------------------
                                           Donald  J.  Hommel
                                           Chief  Financial  Officer


Consumers Financial Corporation                                          Page 23
Form 10-Q                                                     September 30, 2002
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